UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

NetScout Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road, Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 614-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NetScout Systems, Inc. (“NetScout”) filed a Current Report on Form 8-K on April 20, 2005, to report its acquisition of Quantiva, Inc. (“Quantiva”). The purpose of this amendment is to provide the financial statements and information required by Item 9.01 of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

The following audited financial statements of Quantiva are filed herewith as Exhibit 99.2:

I.	Report of Independent Registered Public Accounting Firm

II.	Balance Sheets as of December 31, 2004 and 2003

III.	Statements of Operations for the Years Ended December 31, 2004 and 2003 and for the Cumulative Period from March 3, 2000 (Date of Inception) Through December 31, 2004

IV.	Statements of Cash Flows for the Years Ended December 31, 2004 and 2003 and for the Cumulative Period from March 3, 2000 (Date of Inception) Through December 31, 2004

V.	Statement of Stockholders’ Equity for the Period from March 3, 2000 (Date of Inception) Through December 31, 2004

VI.	Notes to Financial Statements

(b) Pro Forma Financial Information

The following unaudited combined pro forma financial statements of NetScout are filed herewith as Exhibit 99.3:

I.	Introduction to Unaudited Combined Pro Forma Financial Statements

II.	Unaudited Combined Pro Forma Balance Sheet as of March 31, 2005

III.	Unaudited Combined Pro Forma Statement of Operations for the Twelve Months Ended March 31, 2005

IV.	Notes to Unaudited Combined Pro Forma Financial Statements

(c) Exhibits

2.1	Asset Purchase Agreement dated as of February 12, 2005, between NetScout and Quantiva (previously filed as Exhibit 2.1 to NetScout’s Current Report on Form 8-K, dated as of April 14, 2005, and filed with the Securities and Exchange Commission on April 20, 2005).

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23.1	Consent of Amper, Politziner & Mattia, P.C.

99.1	Press release announcing the completion of the acquisition by NetScout of substantially all of the assets of Quantiva, dated April 14, 2005 (previously furnished as Exhibit 99.1 to NetScout’s Current Report on Form 8-K, dated as of April 14, 2005, and filed with the Securities and Exchange Commission on April 20, 2005).

99.2	Audited balance sheets of Quantiva as of December 31, 2004 and 2003 and the related statements of operations, and cash flows for the years ended December 31, 2004 and 2003, and the statements of operations, cash flows and stockholders’ equity for the cumulative period from March 3, 2000 (date of inception) through December 31, 2004 together with the report of Amper, Politziner & Mattia, P.C. with respect thereto.

99.3	Unaudited combined pro forma balance sheet of NetScout as of March 31, 2005 and unaudited combined statement of operations for the twelve months ended March 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ David P. Sommers
David P. Sommers
Chief Financial Officer and
Senior Vice President, General Operations

Date: June 30, 2005

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement dated as of February 12, 2005, between NetScout and Quantiva (previously filed as Exhibit 2.1 to NetScout’s Current Report on Form 8-K, dated as of April 14, 2005, and filed with the Securities and Exchange Commission on April 20, 2005).

23.1	Consent of Amper, Politziner & Mattia, P.C.

99.1	Press release announcing the completion of the acquisition by NetScout of substantially all of the assets of Quantiva, dated April 14, 2005 (previously furnished as Exhibit 99.1 to NetScout’s Current Report on Form 8-K, dated as of April 14, 2005, and filed with the Securities and Exchange Commission on April 20, 2005).

99.2	Audited balance sheets of Quantiva as of December 31, 2004 and 2003 and the related statements of operations, and cash flows for the years ended December 31, 2004 and 2003, and the statements of operations, cash flows and stockholders’ equity for the cumulative period from March 3, 2000 (date of inception) through December 31, 2004 together with the report of Amper, Politziner & Mattia, P.C. with respect thereto.

99.3	Unaudited combined pro forma balance sheet of NetScout as of March 31, 2005 and unaudited combined statement of operations for the twelve months ended March 31, 2005.

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